UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2010




[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA REAL RETURN FUND]

 ===============================================

      ANNUAL REPORT
      USAA REAL RETURN FUND
      FUND SHARES o INSTITUTIONAL SHARES
      DECEMBER 31, 2010

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

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FUND OBJECTIVE

SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets principally in a portfolio of investments that are selected for their potential to have a total return that exceeds the rate of inflation over an economic cycle.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                          2

MANAGERS' COMMENTARY                                                         4

INVESTMENT OVERVIEW                                                          9

FINANCIAL INFORMATION

    Distributions to Shareholders                                           16

    Report of Independent Registered Public Accounting Firm                 17

    Portfolio of Investments                                                18

    Notes to Portfolio of Investments                                       27

    Financial Statements                                                    30

    Notes to Financial Statements                                           33

EXPENSE EXAMPLE                                                             48

ADVISORY AGREEMENT                                                          50

TRUSTEES' AND OFFICERS' INFORMATION                                         54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"I BELIEVE INVESTORS SHOULD CONTINUE
TO MAINTAIN A LONG-TERM PERSPECTIVE                [PHOTO OF DANIEL S. McNAMARA]
AND RESIST THE URGE TO PURSUE
DAY-TO-DAY MARKET SWINGS."

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JANUARY 2011

All in all, 2010 was a strong year for the financial markets. Stocks posted a second year of double-digit gains, and by the end of December had recovered most of the ground lost during the steep declines of the financial crisis. At the same time, fixed-income securities performed well, especially high-yield bonds and emerging markets debt, as yields fell and bond prices (which move in the opposite direction of yields) rose. Precious metals also outperformed as geopolitical concerns and long-term inflation fears stimulated investor interest.

But while 2010 was positive for stock and bond investors, it was also a bumpy ride. At the beginning of the year, the U.S. economy -- supported by the federal government's stimulus spending -- was showing signs of improvement and the housing market seemed to be stabilizing. Although unemployment remained high, renewed job growth was widely expected at any moment.

In the spring, however, the markets were shaken by the European debt crisis (which still continues at the time of this writing). Investor sentiment was further eroded by uncertainty about regulatory changes related to the health care, financial and energy industries, as well as the still unexplained May "flash crash" in the U.S. stock market. An anticipated summer lull was interrupted by a constant stream of negative headlines surrounding BP's oil spill in the Gulf of Mexico and growing concerns about the sustainability of the U.S. economic recovery.

In response, the Federal Reserve (the Fed) hinted of additional help -- the expansion of their policy of quantitative easing. Although "QE2" (the Fed's purchase of up to $600 billion in long-term Treasuries) was not formally enacted until after the November elections, stocks and a number of other asset classes rallied after the news. As investors reallocated their capital, the bond market rally faltered. Bond prices fell and yields -- except in the shortest maturities -- increased. Despite new worries late in the year, such as the debt problems of Portugal, Spain, Ireland and renewed weakness in the U.S. housing market, the strong performance of equity markets continued.

2011 is likely to provide its share of bumps and bruises. As a result, I believe investors should continue to maintain a long-term perspective and resist the urge to pursue day-to-day market swings. They should base investment decisions on their time horizon, risk tolerance, and financial objectives. In my opinion, investors should concentrate on:

o Quality. We believe the market has overlooked the value of high-quality dividend paying companies, which have strong balance sheets and are generally leaders in their industry.

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2  | USAA Real Return Fund

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

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o  Growth. For those with a long-term time horizon, growth potential is vitally important. Although the emerging markets recorded strong gains during 2009 and 2010, I think they may still offer value for patient investors.

o Income. High-yield bonds and tax-exempt bonds offer income opportunities that can offset potential equity volatility. In addition, USAA has a new fund -- the Ultra Short-Term Bond Fund(1) -- which has greater income potential than a low-yielding money market fund and focuses on fixed-income investments of shorter duration than USAA's Short-Term Bond Fund.

o Inflation Protection. As I write to you, inflation is not a concern. However, because we believe current monetary policies could potentially lead to its re-emergence, you may want to consider adding inflation protection to your portfolio. USAA now offers the Real Return Fund(2), which seeks to provide you with some protection against the risks of long-term inflation.

If you would like to learn more about our new investment strategies and find out how they might fit into your investment plan, please call one of our USAA service representatives at 1-800-531-8722. Rest assured that in the months ahead, we will continue working hard on your behalf. We believe we have some of the finest investment professionals in the industry managing your investments. Combined with our family of no-load mutual funds and our first-class service, they provide what we consider an excellent value.

Thank you for allowing us to help you with your investment needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Past performance is no guarantee of future results. o Mutual fund operating expenses apply and continue throughout the life of the fund.

(1) The Fund is subject to various risks including Real Estate Investment Trusts
    (REIT), Exchange Traded Funds (ETFs), and derivative risk. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. The derivative risk is that it is not well-correlated with the security, index, or currency to which it relates. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

(2) The Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

    JOHN P. TOOHEY, CFA                           JOHN P. TOOHEY, CFA
    Lead Asset Manager                            WASIF A. LATIF
                                                  JULIANNE BASS, CFA
    JULIANNE BASS, CFA                            U.S. and International Stocks,
    MATTHEW FREUND, CFA                           including ETFs
    ARNOLD J. ESPE, CFA
    DIDI WEINBLATT, Ph.D., CFA                    DAN DENBOW, CFA
    Bonds and Money Markets                       MARK JOHNSON, CFA
                                                  Precious Metals and Minerals,
                                                  Real Estate Securities

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o USAA REAL RETURN FUND (THE FUND) COMMENCED OPERATIONS ON OCTOBER 18, 2010.
  WHY IS USAA OFFERING THIS FUND TO INVESTORS?

  Investors face many challenges on the road to building wealth. Some are obvious, such as the effects of high fees or market volatility, but others are more pernicious. Inflation, which is often referred to as a "silent thief" for the way it erodes the impact of longer-term returns, is one of the most harmful of these hidden threats. Inflation hasn't been a problem during the slow-growth environment of recent years, but this Fund offers investors the opportunity to have protection in place before it's actually needed.

  The offering of this Fund is an attempt to provide investors with a way to hedge the risk that rising prices will erode the purchasing power of their savings over time. Unlike many similar funds, which invest primarily in Treasury Inflation Protected Securities, or TIPS,

  Refer to page 10 for benchmark definitions.

  Past performance is no guarantee of future results.

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4  | USAA REAL RETURN FUND

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  the Fund consists of multiple asset classes that can provide potential protection against the risk of inflation. The Fund`s assets are allocated across the following four broad categories: inflation-linked securities; other fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, high-yield bonds, and non-U.S. dollar instruments; equity securities, including precious metals and minerals equities and real estate securities; and lastly, commodity-linked investments. We manage the Fund dynamically, meaning that the allocation between asset classes will change over time based on the stage of the inflation cycle and the underlying causes of price pressures.

  It is important to keep in mind that this Fund is unlikely to lead short-term performance among inflation-protection strategies. Instead, our goal is to outpace the rate of inflation consistently over time. We will increase the risk level of the Fund if we believe higher risk assets, particularly equities, offer the potential for high future returns.

o HOW DID THE FUND SHARES PERFORM SINCE INCEPTION?

  From its inception on October 18, 2010, through December 31, 2010, the Fund Shares produced a total return of 0.88%. This compares to a total return of -3.29% for the Barclays Capital US TIPS Index.

o HOW IS THE FIXED-INCOME PORTION OF THE FUND ALLOCATED?

  At the end of the fiscal period, approximately 20% of the Fund's assets were invested in TIPS. TIPS are guaranteed by the full faith-and-credit of the U.S. government, and their principal value is adjusted to track changes in inflation as measured by the Consumer Price Index. When the Fund began operations, we felt that TIPS were fully priced due to investors' anticipation regarding the impact of the Federal Reserve's (the Fed) policy of quantitative easing. In keeping with this assessment, we invested the TIPS portion of the Fund gradually as market fluctuations allowed. This approach proved

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

  effective, as it helped mitigate the impact of declining TIPS prices during the period.

  The TIPS managers have also invested approximately 10% of the Fund in high-quality, floating-rate notes that are designed to hold their value in periods of either rising or falling interest rates, as well as in very stable short-term instruments. These instruments are also highly liquid and will enable us to shift additional assets into TIPS as relative valuations improve. TIPS appeared more reasonably valued as the period drew to a close, and we anticipate making continued increases in the Fund's allocation to the sector.

  In addition to TIPS, the Fund invests in a broad mix of more traditionally structured investment grade and high-yield fixed-income securities. The
  Fund's investment grade fixed-income allocation -- with a target weighting of 20% -- favors corporate bonds. Within the investment-grade segment, we emphasize higher-yielding corporate bonds where our intensive credit research shows a favorable trade-off of risk and reward. Over time, we expect that this approach will add value -- and help provide a measure of inflation protection -- through the incremental impact of these higher coupons. Amid a favorable environment for the non-Treasury "spread sectors" of the bond market, this portion of the Fund produced a positive return during the abbreviated reporting period.

  Approximately 25% of the Fund's assets are under the direction of our high-yield bond team. High-yield bonds are corporate bonds rated below investment-grade. Securities in the high-yield category are a unique asset class with characteristics of both stocks and higher quality bonds. As such, long-term returns generally fall between these two asset classes.

  This portion of the Fund is invested primarily in a diversified portfolio of high-yield bonds, with a bias towards the higher-quality issuers of the below-investment grade market. In addition to high-yield bonds, we have also invested a portion of assets in leveraged bank loans, also known as senior loans or syndicated loans. These loans, which

================================================================================

6  | USAA REAL RETURN FUND

================================================================================

  carry the highest standing in a borrower's capital structure, are generally made by large banks to corporations that are not rated investment-grade as borrowers. Importantly, the interest rate on leveraged loans adjusts regularly to reflect market interest rates, meaning that they can provide a degree of stability in inflationary environments.

  The high-yield bond portion of the Fund rose in value during the period. The high-yield market benefited as investor risk appetites increased, driven in large part by the Fed's efforts to stimulate the economy and the reduced uncertainty that followed the November election results.

o HOW IS THE FUND POSITIONED OUTSIDE OF THE FIXED-INCOME AREA?

  The Fund will typically carry allocations to both precious metals stocks and real estate securities. The performance of the precious metals-oriented portion of the Fund, weighted at about 4%, was positive as both precious metals and the related equities continued to rise. Gold prices strengthened during the period, outstripping all-time highs established earlier in the year. Among the factors supporting gold during the period was the early November confirmation of the Fed's plans to implement a second round of quantitative easing, known as "QE2," as a measure which we believe is likely to carry inflationary implications. In addition, gold continued to benefit from a flight-to-safety trend occasioned by concerns about the debt problems in the eurozone.

  The real estate portion of the Fund, weighted at about 4%, provides roughly equal exposure to domestic and foreign markets. Our domestic holdings consist of a diversified portfolio that largely consists of real estate investment trusts (REITs). We achieve the international exposure through an exchange-traded fund, or ETF, that owns non-U.S. real estate-related securities. REITs rose modestly during the period

  As interest rates rise, existing bond prices fall.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

  due in part to signs that the economy is continuing to improve incrementally, but the asset class lagged the performance of the broader world equity markets.

  Another 5% of the Fund is invested broadly in emerging market equities, which offer better growth prospects and stronger financial health than the U.S. and should benefit from reflationary policies being pursued by the U.S. government. The remainder of the Fund, currently targeted to about 10% of assets, is being invested in high-quality, large-cap, dividend-paying stocks that can be expected to have pricing power in inflationary environments. The stocks offer an income stream that is likely to increase with inflation, in addition to offering the potential for capital appreciation. This portion of the portfolio consists mostly of U.S. domiciled stocks, but will also include some European stocks that have global businesses.

o WHAT IS YOUR OUTLOOK AS WE MOVE INTO 2011?

  We do not foresee a high probability that inflation will increase substantially in the year ahead. However, we believe the government's enormous stimulus spending and the Fed's easy-money policy have increased the probability that inflation will rise significantly in the future. We believe the continuation of such policies is also likely to lead to U.S. dollar depreciation, which effectively erodes consumers' purchasing power. Further, the growing demand from the emerging markets may likely spawn some inflation in commodity and food prices in the longer term. With this as background, we believe the USAA Real Return Fund may play an important role in helping investors achieve their long-term return objectives.

  The Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

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8  | USAA REAL RETURN FUND

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INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES* (Ticker Symbol: USRRX)

--------------------------------------------------------------------------------
                                                                    12/31/10
--------------------------------------------------------------------------------

Net Assets                                                       $115.9 Million
Net Asset Value Per Share                                            $10.02


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/10**
--------------------------------------------------------------------------------
                               Since Inception 10/18/10

                                       0.88%


--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------

Before Reimbursement            1.41%      After Reimbursement             0.94%


          (Includes estimated acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE USAA REAL RETURN FUND (FUND SHARES) COMMENCED OPERATIONS ON OCTOBER 18, 2010, AND DOES NOT HAVE A FULL CALENDAR YEAR OF PERFORMANCE.

**TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

***USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH MAY 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.85% OF THE FUND SHARES' AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER MAY 1, 2012.

These before and after estimated expense ratios are reported in the Fund Shares' prospectus dated October 18, 2010. These estimated expense ratios will differ from the Fund's actual expense ratios disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              USAA REAL RETURN                 BARCLAYS CAPITAL
                             FUND -- FUND SHARES               U.S. TIPS INDEX
10/31/2010                       $10,000.00                       $10,000.00
11/30/2010                         9,960.00                         9,830.72
12/31/2010                        10,088.37                         9,678.60

                                   [END CHART]

                    Data from 10/31/10 to 12/31/10.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o The unmanaged Barclays Capital U.S. TIPS Index is comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the Barclays Capital U.S. TIPS Index is calculated from the end of the month of October 31, 2010, while the Fund Shares inception date is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

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10  | USAA REAL RETURN FUND

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USAA REAL RETURN INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                                                    12/31/10
--------------------------------------------------------------------------------

Net Assets                                                       $30.9 Million
Net Asset Value Per Share                                            $10.03


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/10**
--------------------------------------------------------------------------------
                             Since Inception 10/18/10

                                       0.91%


--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------

Before Reimbursement            0.72%      After Reimbursement             0.72%


             (Includes estimated acquired fund fees and expenses of 0.13%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*THE USAA REAL RETURN FUND (INSTITUTIONAL SHARES) COMMENCED OPERATIONS ON OCTOBER 18, 2010, AND DOES NOT HAVE A FULL CALENDAR YEAR OF PERFORMANCE.

**TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

***USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH MAY 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE INSTITUTIONAL SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.65% OF THE INSTITUTIONAL SHARES' AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER MAY 1, 2012.

These before and after estimated expense ratios are reported in the Institutional Shares' prospectus dated October 18, 2010. These estimated expense ratios will differ from the Fund's actual expense ratios disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           USAA REAL RETURN FUND --              BARCLAYS CAPITAL
                             INSTITUTIONAL SHARES                U.S. TIPS INDEX
10/31/2010                       $10,000.00                         $10,000.00
11/30/2010                         9,970.00                           9,830.72
12/31/2010                        10,091.00                           9,678.60

                             [END CHART]

                     Data from 10/31/10 to 12/31/10.*

                     See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Institutional Shares to the benchmark.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the Barclays Capital U.S. TIPS index is calculated from the end of the month, October 31, 2010, while the Institutional Shares' inception date is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 12/31/10
                                (% of Net Assets)

Vanguard Emerging Markets ETF ..........................................  5.0%
iShares iBoxx High Yield Corporate Bond ETF* ...........................  3.4%
SPDR DJ Wilshire International Real Estate ETF .........................  2.0%
Citigroup Capital XIII, 7.88%, cumulative redeemable, perpetual ........  0.7%
Chevron Corp. ..........................................................  0.6%
Royal Dutch Shell plc "A" ..............................................  0.5%
Republic Services, Inc. "A" ............................................  0.5%
United Parcel Service, Inc. "B" ........................................  0.5%
Automatic Data Processing, Inc. ........................................  0.5%
Novartis AG ADR ........................................................  0.5%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in iShares in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                              TOP 10 BOND HOLDINGS
                                 AS OF 12/31/10
                                (% of Net Assets)

U.S. Treasury Inflation-Indexed Notes 2.50%, 1/15/2029 .....................  7.9%
U.S. Treasury Inflation-Indexed Notes 1.25%, 7/15/2020 .....................  7.0%
U.S. Treasury Inflation-Indexed Notes 2.00%, 04/15/2012 ....................  2.3%
U.S. Treasury Inflation-Indexed Notes 2.13%, 2/15/2040 .....................  1.5%
Texas Competitive Electric Holdings Co., LLC ...............................  1.1%
Bank of America Corp. Capital Trust XV .....................................  0.9%
U.S. Treasury Inflation-Indexed Notes 2.63%, 7/18/2017 .....................  0.8%
Harrah's Operating Co., Inc. ...............................................  0.8%
AXA S.A. ...................................................................  1.4%
U.S. Treasury Inflation-Indexed Notes 1.25%, 4/15/2014 .....................  0.7%

You will find a complete list of securities that the Fund owns on pages 18-26.

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

                                ASSET ALLOCATION
                                 AS OF 12/31/10
                                (% of Net Assets)

Corporate Obligations .................................................... 35.4%
U.S. Treasury Securities ................................................. 20.2%
Common Stocks ............................................................ 12.9%
Exchange-Traded Funds .................................................... 10.3%
Money Market Instruments .................................................  9.9%
Eurodollar And Yankee Obligations ........................................  5.4%
Municipal Bonds ..........................................................  3.4%
Preferred Securities .....................................................  1.4%
Asset-Backed Securities ..................................................  0.7%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

For the fiscal year ended December 31, 2010, the Fund hereby designates 23.22%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended December 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $438,000 as qualifying interest income.

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA REAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Real Return Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 18, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Real Return Fund at December 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 18, 2010, to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
San Antonio, Texas
February 18, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2010

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES   SECURITY                                                                      (000)
-----------------------------------------------------------------------------------------------
            EQUITY SECURITIES (24.6%)

            COMMON STOCKS (12.9%)

            CONSUMER DISCRETIONARY (0.7%)
            -----------------------------
            HOTELS, RESORTS, & CRUISE LINES (0.2%)
     6,400  Hyatt Hotels Corp. "A"*                                                    $    293
                                                                                       --------
            RESTAURANTS (0.5%)
     9,467  McDonald's Corp.                                                                726
                                                                                       --------
            Total Consumer Discretionary                                                  1,019
                                                                                       --------
            CONSUMER STAPLES (2.1%)
            -----------------------
            FOOD DISTRIBUTORS (0.5%)
    25,708  Sysco Corp.                                                                     756
                                                                                       --------
            HOUSEHOLD PRODUCTS (0.5%)
     4,658  Colgate-Palmolive Co.                                                           374
     5,793  Procter & Gamble Co.                                                            373
                                                                                       --------
                                                                                            747
                                                                                       --------
            SOFT DRINKS (0.5%)
    11,702  PepsiCo, Inc.                                                                   764
                                                                                       --------
            TOBACCO (0.6%)
    13,065  Philip Morris International, Inc.                                               765
                                                                                       --------
            Total Consumer Staples                                                        3,032
                                                                                       --------
            ENERGY (1.1%)
            -------------
            INTEGRATED OIL & GAS (1.1%)
     9,164  Chevron Corp.                                                                   836
    11,985  Royal Dutch Shell plc "A"                                                       801
                                                                                       --------
            Total Energy                                                                  1,637
                                                                                       --------
            FINANCIALS (1.7%)
            -----------------
            REITs - INDUSTRIAL (0.2%)
     9,100  AMB Property Corp.                                                              289
                                                                                       --------

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES   SECURITY                                                                      (000)
-----------------------------------------------------------------------------------------------
            REITs - OFFICE (0.4%)
     3,300  Boston Properties, Inc.                                                    $    284
     9,000  Mack-Cali Realty Corp.                                                          298
                                                                                       --------
                                                                                            582
                                                                                       --------
            REITs - RESIDENTIAL (0.3%)
     2,500  AvalonBay Communities, Inc.                                                     281
     5,100  Equity Residential Properties Trust                                             265
                                                                                       --------
                                                                                            546
                                                                                       --------
            REITs - RETAIL (0.4%)
     6,600  Regency Centers Corp.                                                           279
     2,900  Simon Property Group, Inc.                                                      288
                                                                                       --------
                                                                                            567
                                                                                       --------
            REITs - SPECIALIZED (0.4%)
    15,500  Extra Space Storage, Inc.                                                       270
     8,000  HCP, Inc.                                                                       294
                                                                                       --------
                                                                                            564
                                                                                       --------
            Total Financials                                                              2,548
                                                                                       --------
            HEALTH CARE (1.0%)
            ------------------
            PHARMACEUTICALS (1.0%)
    12,007  Johnson & Johnson                                                               743
    13,137  Novartis AG ADR                                                                 774
                                                                                       --------
            Total Health Care                                                             1,517
                                                                                       --------
            INDUSTRIALS (1.1%)
            ------------------
            AIR FREIGHT & LOGISTICS (0.5%)
    10,743  United Parcel Service, Inc. "B"                                                 780
                                                                                       --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.6%)
    26,166  Republic Services, Inc. "A"                                                     781
                                                                                       --------
            Total Industrials                                                             1,561
                                                                                       --------
            INFORMATION TECHNOLOGY (1.0%)
            -----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
    16,795  Automatic Data Processing, Inc.                                                 777
                                                                                       --------
            IT CONSULTING & OTHER SERVICES (0.5%)
     5,146  International Business Machines Corp.                                           755
                                                                                       --------
            Total Information Technology                                                  1,532
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES   SECURITY                                                                      (000)
-----------------------------------------------------------------------------------------------
            MATERIALS (4.2%)
            ----------------
            DIVERSIFIED CHEMICALS (0.3%)
     4,759  PPG Industries, Inc.                                                       $    400
                                                                                       --------
            GOLD (3.3%)
     4,400  Agnico-Eagle Mines Ltd.                                                         338
     7,300  AngloGold Ashanti Ltd. ADR                                                      359
     7,500  Barrick Gold Corp.                                                              399
    20,000  Eldorado Gold Corp.                                                             371
    21,000  Gold Fields Ltd. ADR                                                            381
    10,000  Goldcorp, Inc.                                                                  460
    18,000  IAMGOLD Corp.                                                                   320
    19,000  Kinross Gold Corp.                                                              360
     8,600  Newcrest Mining Ltd.                                                            356
     5,700  Newmont Mining Corp.                                                            350
     3,600  Randgold Resources Ltd. ADR                                                     296
     8,600  Royal Gold, Inc.                                                                470
    32,000  Yamana Gold, Inc.                                                               410
                                                                                       --------
                                                                                          4,870
                                                                                       --------
            PRECIOUS METALS & MINERALS (0.6%)
    12,000  Impala Platinum Holdings Ltd.                                                   424
    12,000  Silver Wheaton Corp.*                                                           469
                                                                                       --------
                                                                                            893
                                                                                       --------
            Total Materials                                                               6,163
                                                                                       --------
            Total Common Stocks (cost: $18,176)                                          19,009
                                                                                       --------

-----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
-----------------------------------------------------------------------------------------------
            PREFERRED SECURITIES (1.4%)

            FINANCIALS (1.4%)
            -----------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
    40,000  Citigroup Capital XIII, 7.88%, cumulative redeemable, perpetual*              1,075
                                                                                       --------
            REINSURANCE (0.7%)
   $ 1,000  Swiss Re Capital I LP, 6.85%, perpetual(a)                                      960
                                                                                       --------
            Total Preferred Securities (cost: $2,053)                                     2,035
                                                                                       --------

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES   SECURITY                                                                      (000)
-----------------------------------------------------------------------------------------------
            EXCHANGE-TRADED FUNDS (10.3%)
    54,671  iShares iBoxx High Yield Corporate Bond Fund ETF                           $  4,936
    75,000  SPDR DJ Wilshire International Real Estate ETF                                2,920
   151,325  Vanguard Emerging Market ETF                                                  7,286
                                                                                       --------
            Total Exchange-Traded Funds (cost: $15,090)                                  15,142
                                                                                       --------
            Total Equity Securities (cost: $35,319)                                      36,186
                                                                                       --------

-----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                     COUPON
(000)                                                       RATE        MATURITY
-----------------------------------------------------------------------------------------------
            BONDS (65.1%)

            CORPORATE OBLIGATIONS (35.4%)

            CONSUMER DISCRETIONARY (2.8%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.7%)
   $ 1,000  Toyota Motor Credit Corp.                        0.44%(b)   11/15/2012        1,000
                                                                                       --------
            CABLE & SATELLITE (0.6%)
       965  Atlantic Broadband(c)                            5.00        8/15/2011          974
                                                                                       --------
            CASINOS & GAMING (0.8%)
     1,000  Harrah's Operating Co., Inc.                    11.25        6/01/2017        1,130
                                                                                       --------
            RESTAURANTS (0.7%)
     1,000  Dunkin Brands, Inc.(c)                           5.75       11/19/2017        1,013
                                                                                       --------
            Total Consumer Discretionary                                                  4,117
                                                                                       --------
            CONSUMER STAPLES (2.4%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.3%)
       500  Darling International, Inc.(c)                   5.75       11/09/2016          505
                                                                                       --------
            DRUG RETAIL (0.7%)
     1,000  CVS Caremark Corp.                               6.30        6/01/2037          964
                                                                                       --------
            HOUSEHOLD PRODUCTS (0.7%)
     1,000  Procter & Gamble Co.                             0.32(b)    11/14/2012        1,001
                                                                                       --------
            SOFT DRINKS (0.7%)
     1,000  Coca Cola Co.                                    0.34(b)     5/15/2012        1,001
                                                                                       --------
            Total Consumer Staples                                                        3,471
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                      COUPON                        VALUE
(000)       SECURITY                                         RATE         MATURITY        (000)
-----------------------------------------------------------------------------------------------
            ENERGY (2.3%)
            -------------
            OIL & GAS EXPLORATION & PRODUCTION (0.3%)
   $   500  Berry Petroleum Co.                              6.75%       11/01/2020    $    504
                                                                                       --------
            OIL & GAS STORAGE & TRANSPORTATION (2.0%)
     1,000  Enbridge Energy Partners, LP                     8.05        10/01/2037       1,029
     1,000  Enterprise Products Operating, LP                7.00         6/01/2067         990
     1,000  Southern Union Co.                               7.20        11/01/2066         926
                                                                                       --------
                                                                                          2,945
                                                                                       --------
            Total Energy                                                                  3,449
                                                                                       --------
            FINANCIALS (15.7%)
            ------------------
            CONSUMER FINANCE (2.1%)
     1,000  Ally Financial, Inc.(a),(d)                      7.50         9/15/2020       1,065
     1,000  American Express Co.(d)                          6.80         9/01/2066         997
     1,000  American Honda Finance(a),(d)                    0.65(b)     11/07/2012       1,000
                                                                                       --------
                                                                                          3,062
                                                                                       --------
            DIVERSIFIED BANKS (1.4%)
     1,000  Canadian Imperial Bank                           0.49(b)      5/04/2012         999
     1,000  Wells Fargo Capital XIII                         7.70                 -(e)    1,039
                                                                                       --------
                                                                                          2,038
                                                                                       --------
            INVESTMENT BANKING & BROKERAGE (0.6%)
     1,000  Goldman Sachs Capital II                         5.79                 -(e)      853
                                                                                       --------
            LIFE & HEALTH INSURANCE (2.0%)
     1,000  Great-West Life & Annuity Insurance Co.(a)       7.15         5/16/2046       1,010
     1,000  Lincoln National Corp.                           7.00         5/17/2066         985
     1,000  StanCorp Financial Group, Inc.                   6.90         6/01/2067         948
                                                                                       --------
                                                                                          2,943
                                                                                       --------
            MULTI-LINE INSURANCE (2.2%)
     1,000  Genworth Financial, Inc.                         6.15        11/15/2066         795
     1,000  Glen Meadow(a)                                   6.51         2/12/2067         837
     1,000  ILFC E-Capital Trust I(a)                        5.90(b)     12/21/2065         762
     1,000  Nationwide Mutual Insurance Co.(a)               5.81        12/15/2024         920
                                                                                       --------
                                                                                          3,314
                                                                                       --------
            MULTI-SECTOR HOLDINGS (0.7%)
     1,000  Leucadia National Corp.                          7.13         3/15/2017       1,035
                                                                                       --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (2.1%)
     1,000  ABN Amro North American Holding(a)               6.52(b)              -(e)      857
     2,000  Bank of America Corp. Capital Trust XV(d)        1.10(b)      6/01/2056       1,251
     1,000  General Electric Capital Corp.                   6.38        11/15/2067         994
                                                                                       --------
                                                                                          3,102
                                                                                       --------

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                      COUPON                        VALUE
(000)       SECURITY                                         RATE         MATURITY        (000)
-----------------------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (2.1%)
   $ 1,000  Allstate Corp.                                   6.13%        5/15/2037    $  1,003
     1,000  Ironshore Holdings, Inc.(a)                      8.50         5/15/2020       1,047
     1,000  Progressive Corp.                                6.70         6/15/2037       1,029
                                                                                       --------
                                                                                          3,079
                                                                                       --------
            REGIONAL BANKS (1.8%)
     1,000  Fifth Third Capital Trust IV                     6.50         4/15/2037         957
     1,000  First Maryland Capital Trust I                   1.29(b)      1/15/2027         762
     1,000  Huntington Capital III                           6.65         5/15/2037         944
                                                                                       --------
                                                                                          2,663
                                                                                       --------
            REITs - SPECIALIZED (0.7%)
     1,000  Omega Healthcare Investors(a)                    6.75        10/15/2022         994
                                                                                       --------
            Total Financials                                                             23,083
                                                                                       --------
            HEALTH CARE (1.7%)
            ------------------
            HEALTH CARE FACILITIES (0.7%)
     1,000  HCA, Inc.                                        9.13        11/15/2014       1,051
                                                                                       --------
            PHARMACEUTICALS (1.0%)
     1,000  Mylan, Inc.(a)                                   6.00        11/15/2018         985
       507  Warner Chilcott Corp. LLC(c)                     6.50         2/22/2016         513
                                                                                       --------
                                                                                          1,498
                                                                                       --------
            Total Health Care                                                             2,549
                                                                                       --------
            INDUSTRIALS (2.0%)
            ------------------
            AEROSPACE & DEFENSE (0.7%)
     1,000  TransDigm Group, Inc.(c)                         5.00        12/25/2016       1,011
                                                                                       --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.7%)
     1,000  Manitowoc Co., Inc.(c),(f)                       7.50         4/14/2014       1,016
                                                                                       --------
            INDUSTRIAL CONGLOMERATES (0.6%)
     1,000  Textron Financial Corp.(a)                       6.00         2/15/2067         856
                                                                                       --------
            Total Industrials                                                             2,883
                                                                                       --------
            INFORMATION TECHNOLOGY (1.4%)
            -----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
       978  Sungard Data Systems, Inc.(c)                    6.75         2/28/2014         987
     1,000  Sungard Data Systems, Inc.(a)                    7.38        11/15/2018       1,010
                                                                                       --------
            Total Information Technology                                                  1,997
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                      COUPON                        VALUE
(000)       SECURITY                                         RATE         MATURITY        (000)
-----------------------------------------------------------------------------------------------
            MATERIALS (1.4%)
            ----------------
            METAL & GLASS CONTAINERS (1.4%)
   $ 1,000  Ball Corp.                                       5.75%        5/15/2021    $    970
     1,000  Reynolds Group Holdings Ltd.(c)                  6.50         3/16/2016       1,014
                                                                                       --------
            Total Materials                                                               1,984
                                                                                       --------
            TELECOMMUNICATION SERVICES (1.3%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
     1,000  Frontier Communications Co.                      7.88         1/15/2027         978
                                                                                       --------
            WIRELESS TELECOMMUNICATION SERVICES (0.7%)
     1,000  Nextel Communications, Inc.                      7.38         8/01/2015       1,004
                                                                                       --------
            Total Telecommunication Services                                              1,982
                                                                                       --------
            UTILITIES (4.4%)
            ----------------
            ELECTRIC UTILITIES (2.4%)
     1,000  FPL Group Capital, Inc.                          6.65         6/15/2067         992
     1,000  PPL Capital Funding, Inc.                        6.70         3/30/2067         981
     1,995  Texas Competitive Electric Holdings Co., LLC(c)  3.76        10/10/2014       1,547
                                                                                       --------
                                                                                          3,520
                                                                                       --------
            MULTI-UTILITIES (2.0%)
     1,000  Integrys Energy Group, Inc.                      6.11        12/01/2066         966
     1,000  Puget Sound Energy, Inc.                         6.97         6/01/2067         988
     1,000  Wisconsin Energy Corp.                           6.25         5/15/2067         986
                                                                                       --------
                                                                                          2,940
                                                                                       --------
            Total Utilities                                                               6,460
                                                                                       --------
            Total Corporate Obligations (cost: $51,942)                                  51,975
                                                                                       --------
            EURODOLLAR AND YANKEE OBLIGATIONS (5.4%)

            ENERGY (0.7%)
            -------------
            OIL & GAS DRILLING (0.7%)
     1,000  Precision Drilling Corp.(a)                      6.63        11/15/2020       1,020
                                                                                       --------
            FINANCIALS (3.3%)
            -----------------
            MULTI-LINE INSURANCE (2.1%)
     1,653  AXA S.A.                                         2.98(b)              -(e)    1,117
     1,064  Oil Insurance Ltd.(a)                            7.56                 -(e)      985
     1,000  ZFS Finance USA Trust II(a)                      6.45        12/15/2065         994
                                                                                       --------
                                                                                          3,096
                                                                                       --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
       800  Santander U.S. Debt S.A.(a)                      2.49         1/18/2013         775
                                                                                       --------

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                      COUPON                        VALUE
(000)       SECURITY                                         RATE         MATURITY        (000)
-----------------------------------------------------------------------------------------------
            SOVEREIGN DEBT (0.7%)
   $ 1,000  Kommunalbanken A/S(a)                            0.39%(b)    10/21/2013    $    999
                                                                                       --------
            Total Financials                                                              4,870
                                                                                       --------
            INDUSTRIALS (0.7%)
            ------------------
            INDUSTRIAL CONGLOMERATES (0.7%)
     1,000  Hutchison Whampoa, Ltd.(a)                       6.00(b)              -(e)      994
                                                                                       --------
            MATERIALS (0.7%)
            ----------------
            STEEL (0.7%)
     1,000  FMG Resources (August 2006) Proprietary Ltd.     7.00        11/01/2015       1,030
                                                                                       --------
            Total Eurodollar and Yankee Obligations (cost: $7,970)                        7,914
                                                                                       --------

            ASSET-BACKED SECURITIES (0.7%)

            FINANCIALS (0.7%)
            -----------------
            ASSET-BACKED FINANCING (0.7%)
     1,000  Holmes Master Issuer, plc(a) (cost: $1,000)      1.67(b)     10/15/2054       1,000
                                                                                       --------

            U.S. TREASURY SECURITIES (20.2%)

            INFLATION-INDEXED NOTES (20.2%)
     1,033  1.25%, 4/15/2014                                                              1,088
    10,029  1.25%, 7/15/2020                                                             10,283
     3,233  2.00%, 4/15/2012                                                              3,353
     2,024  2.13%, 2/15/2040                                                              2,150
    10,187  2.50%, 1/15/2029                                                             11,591
     1,055  2.63%, 7/15/2017                                                              1,202
                                                                                       --------
            Total Inflation-Indexed Notes                                                29,667
                                                                                       --------
            Total U.S. Treasury Securities (cost: $30,572)                               29,667
                                                                                       --------

            MUNICIPAL BONDS (3.4%)

            ELECTRIC UTILITIES (2.0%)
     1,000  Delaware State EDA                               2.30(b)      7/01/2028       1,000
     1,000  Louisa IDA                                       1.38(b)      9/01/2030       1,000
     1,000  Polk County IDA                                  1.50(b)     12/01/2030       1,000
                                                                                       --------
            Total Electric Utilities                                                      3,000
                                                                                       --------
            ENVIRONMENTAL & FACILITIES SERVICES (1.4%)
     1,000  California Pollution Control Financing Auth.     1.00         8/01/2023       1,000
     1,000  Maricopa County IDA                              2.65        12/01/2031         999
                                                                                       --------
            Total Environmental & Facilities Services                                     1,999
                                                                                       --------
            Total Municipal Bonds (cost: $5,000)                                          4,999
                                                                                       --------
            Total Bonds (cost: $96,484)                                                  95,555
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES   SECURITY                                                                      (000)
-----------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (9.9%)

            MONEY MARKET FUNDS (9.9%)
14,470,631  State Street Institutional Liquid Reserve Fund,
              0.18%(g) (cost: $14,471)                                                 $ 14,471
                                                                                       --------

            TOTAL INVESTMENTS (COST: $146,274)                                         $146,212
                                                                                       ========

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
                                                   (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                               QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                                           IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
ASSETS                                  FOR IDENTICAL ASSETS                INPUTS           INPUTS       TOTAL
---------------------------------------------------------------------------------------------------------------
Long Positions:
  Common Stocks                                     $19,009               $     -                $-    $ 19,009
  Preferred Securities                                    -                 2,035                 -       2,035
  Exchange-Traded Funds                              15,142                     -                 -      15,142
Bonds:
  Corporate Obligations                                   -                51,975                 -      51,975
  Eurodollar and Yankee Obligations                       -                 7,914                 -       7,914
  Asset-Backed Securities                                 -                 1,000                 -       1,000
  U.S. Treasury Securities                           29,667                     -                 -      29,667
  Municipal Bonds                                         -                 4,999                 -       4,999
Money Market Instruments:
  Money Market Funds                                 14,471                     -                 -      14,471
---------------------------------------------------------------------------------------------------------------
Total                                               $78,289               $67,923                $-    $146,212
---------------------------------------------------------------------------------------------------------------

For the period ended December 31, 2010, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2010

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.9% of net assets at December 31, 2010.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o CATEGORIES AND DEFINITIONS

  ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

  EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

  U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

  EDA     Economic Development Authority

  IDA     Industrial Development Authority/Agency

  iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

  REIT    Real estate investment trust

  SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

o SPECIFIC NOTES

  (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (b) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at December 31, 2010.

  (c) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (d) At December 31, 2010, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

  (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (f) At December 31, 2010, the aggregate market value of securities purchased on a delayed-delivery basis was $1,016,000.

  (g) Rate represents the money market fund annualized seven-day yield at December 31, 2010.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2010

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $146,274)                 $146,212
  Cash                                                                               565
  Receivables:
     Capital shares sold:
        Affiliated transactions (Note 7)                                              91
        Nonaffiliated transactions                                                   282
     USAA Investment Management Company (Note 6C)                                    161
     Dividends and interest                                                          299
     Securities sold                                                               1,059
                                                                                --------
        Total assets                                                             148,669
                                                                                --------
LIABILITIES
  Payables:
     Securities purchased                                                          1,599
     Capital shares redeemed                                                          74
  Accrued management fees                                                             65
  Accrued administration and servicing fees                                            1
  Accrued transfer agent's fees                                                       56
  Other accrued expenses and payables                                                 57
                                                                                --------
        Total liabilities                                                          1,852
                                                                                --------
           Net assets applicable to capital shares outstanding                  $146,817
                                                                                ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $146,856
  Accumulated undistributed net investment income                                     11
  Accumulated net realized gain on investments                                        12
  Net unrealized depreciation of investments                                         (62)
                                                                                --------
           Net assets applicable to capital shares outstanding                  $146,817
                                                                                ========
  Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $115,893/11,562 shares outstanding)             $  10.02
                                                                                ========
     Institutional Shares (net assets of $30,924/3,084 shares outstanding)      $  10.03
                                                                                ========

See accompanying notes to financial statements.

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Period ended December 31, 2010*

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2)                          $  438
   Interest                                                                    607
                                                                            ------
         Total income                                                        1,045
                                                                            ------
EXPENSES
   Management fees                                                             126
   Administration and servicing fees:
      Fund Shares                                                               29
      Institutional Shares                                                       3
   Transfer agent's fees:
      Fund Shares                                                              109
      Institutional Shares                                                       3
   Custody and accounting fees:
      Fund Shares                                                               20
      Institutional Shares                                                       6
   Postage:
      Fund Shares                                                                1
   Shareholder reporting fees:
      Fund Shares                                                                3
   Trustees'fees                                                                 3
   Registration fees:
      Fund Shares                                                               32
      Institutional Shares                                                       3
   Professional fees                                                            25
   Other                                                                         1
                                                                            ------
         Total expenses                                                        364
   Expenses reimbursed:
     Fund Shares                                                              (150)
     Institutional Shares                                                      (11)
                                                                            ------
         Net expenses                                                          203
                                                                            ------
NET INVESTMENT INCOME                                                          842
                                                                            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                             12
   Change in net unrealized appreciation/depreciation of investments           (62)
                                                                            ------
         Net realized and unrealized loss                                      (50)
                                                                            ------
   Increase in net assets resulting from operations                         $  792
                                                                            ======

*Fund commenced operation on October 18, 2010.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)

Period ended December 31, 2010*

--------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income                                                 $    842
  Net realized gain on investments                                            12
  Change in net unrealized appreciation/depreciation
     of investments                                                          (62)
                                                                        --------
     Increase in net assets resulting from operations                        792
                                                                        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Fund Shares                                                            (650)
     Institutional Shares                                                   (181)
                                                                        --------
        Distribution to shareholders                                        (831)
                                                                        --------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                            115,956
  Institutional Shares                                                    30,900
                                                                        --------
     Total net increase in net assets from
        capital share transactions                                       146,856
                                                                        --------
  Net increase in net assets                                             146,817

NET ASSETS
  End of year                                                           $146,817
                                                                        ========
Accumulated undistributed net investment income:
  End of year                                                           $     11
                                                                        ========

*Fund commenced operation on October 18, 2010.

See accompanying notes to financial statements.

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Real Return Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective seeks a total return that exceeds the rate of inflation over an economic cycle. The Fund commenced operations on October 18, 2010.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund has two classes of shares: Real Return Fund Shares (Fund Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

        that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, except U.S. Treasuries, which are valued based on methods discussed in Note 1A5.

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

    greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of December 31, 2010, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,510,000.

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the period ended December 31, 2010, the Fund did not incur any brokerage commission recapture credits, and custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the period ended December 31, 2010, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the period ended December 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses resulted in reclassifications made to the statement of assets and liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by less than $500. These reclassifications had no effect on net assets.

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

The tax character of distributions paid during the year ended December 31, 2010, was as follows:

                                                                          2010
                                                                        --------
Ordinary income*                                                        $831,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of December 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                          $ 23,000
Unrealized depreciation of investments                                  (62,000)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the tax period ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax period ended December 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2010, were $131,379,000 and $2,028,000, respectively.

As of December 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $146,274,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2010, for federal income tax purposes, were $1,636,000 and $1,698,000, respectively, resulting in net unrealized depreciation of $62,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2010, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                                         PERIOD ENDED
                                                          12/31/2010*
                                                     ---------------------
                                                     SHARES       AMOUNT
                                                     ---------------------
FUND SHARES:
Shares sold                                          11,935       $119,707
Shares issued from reinvested dividends                  51            505
Shares redeemed                                        (424)        (4,256)
                                                     ---------------------
Net increase from capital share transactions         11,562       $115,956
                                                     =====================
INSTITUTIONAL SHARES:
Shares sold                                           3,067       $ 30,731
Shares issued from reinvested dividends                  18            181
Shares redeemed                                          (1)           (12)
                                                     ---------------------
Net increase from capital share transactions          3,084       $ 30,900
                                                     =====================

*Fund commenced operations on October 18, 2010.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year. For the period ended December 31, 2010, the Fund incurred management fees, paid or payable to the Manager, of $126,000.

================================================================================

42  | USAA REAL RETURN FUND

================================================================================

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the period ended December 31, 2010, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $29,000 and $3,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the period ended December 31, 2010, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through May 1, 2012, to limit the annual expenses of the Fund Shares and the Institutional shares to 0.85% and 0.65%, respectively, of their average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the period ended December 31, 2010, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $150,000 and $11,000, respectively, of which $161,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the period ended December 31, 2010, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $109,000 and $3,000, respectively. For the period ended December 31, 2010, the Fund Shares recorded capital contributions from SAS of less than $500.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of December 31, 2010, the Fund recorded a receivable for capital shares sold of $91,000 for the Target Funds' purchases and redemptions of Institutional Shares. As of December 31, 2010, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                   OWNERSHIP %
------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      2.6%
USAA Target Retirement 2020 Fund                                        4.9
USAA Target Retirement 2030 Fund                                        7.0
USAA Target Retirement 2040 Fund                                        6.6

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2010, USAA and its affiliates owned 2,500,000 shares which represent 21.6% of the Fund Shares and 17.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

44  | USAA REAL RETURN FUND

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the period ended December 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                      COST TO      GAIN (LOSS) TO
      SELLER                 PURCHASER               PURCHASER        SELLER
---------------------------------------------------------------------------------
USAA High-Yield
  Opportunities Fund   USAA Real Return Fund         $7,244,000     $1,496,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  2010***
                                                               ------------
Net asset value at beginning of period                           $  10.00
                                                                 --------
Income (loss) from investment operations:
  Net investment income(a)                                            .08
  Net realized and unrealized loss(a),(b)                            (.00)
                                                                 --------
Total from investment operations(a)                                   .08
                                                                 --------
  Less distributions from:
  Net investment income                                              (.06)
                                                                 --------
Net asset value at end of period                                 $  10.02
                                                                 ========
Total return (%)*                                                     .78
Net assets at end of period (000)                                $115,893
Ratios to average net assets:**(d)
  Expenses (%)(c)                                                     .85
  Expenses, excluding reimbursements (%)(c)                          1.61
  Net investment income (%)                                          3.33
Portfolio turnover (%)                                                  2

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended December 31, 2010, average net assets were $95,483,000. *** Fund Shares commenced operations on October 18, 2010.
(a) Calculated using average shares. For the period ended December 31, 2010, average net shares were 8,140,000.
(b) Represents less than $0.01 per share.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                        PERIOD ENDED
                                                                        DECEMBER 31,
                                                                           2010***
                                                                        ------------
Net asset value at beginning of period                                     $ 10.00
                                                                           -------
Income from investment operations:
  Net investment income(a)                                                     .09
  Net realized and unrealized gain(a),(b),(c)                                  .00
                                                                           -------
Total from investment operations(a)                                            .09
                                                                           -------
Less distributions from:
  Net investment income                                                       (.06)
                                                                           -------
Net asset value at end of period                                           $ 10.03
                                                                           =======
Total return (%)*                                                              .91
Net assets at end of period (000)                                          $30,924
Ratios to average net assets:**(d)
  Expenses (%)(e)                                                              .65
  Expenses, excluding reimbursements (%)(e)                                    .84
  Net investment income (%)                                                   3.33
Portfolio turnover (%)                                                           2

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended December 31, 2010, average net assets were $27,615,000. *** Institutional Shares commenced operations on October 18, 2010.
(a) Calculated using average shares. For the period ended December 31, 2010, average net shares were 2,201,000.
(b) Represents less than $0.01 per share.
(c) Reflects a net realized and unrealized gain per share, whereas the statement of operations reflects a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases for the Institutional Shares in relation to fluctuating market values for the portfolio.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

December 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period the Fund's inception date of October 18, 2010, and held for the entire period ended December 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you

================================================================================

48  | USAA REAL RETURN FUND

================================================================================

paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                          BEGINNING             ENDING           DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE      OCTOBER 18, 2010-
                                       OCTOBER 18, 2010    DECEMBER 31, 2010    DECEMBER 31, 2010
                                       ----------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00          $1,007.80              $1.75

Hypothetical
  (5% return before expenses)               1,000.00           1,008.53               1.75

INSTITUTIONAL SHARES
Actual                                      1,000.00           1,009.10               1.34

Hypothetical
  (5% return before expenses)               1,000.00           1,008.94               1.34

* Expenses are equal to the annualized expense ratio of 0.85% for Fund
  Shares and 0.65% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 75 days/365 days (to reflect the current period beginning with the Fund's inception date). The Fund's actual ending account values are based on its actual total returns of 0.78% for Fund Shares and 0.91% for Institutional Shares for the period of October 18, 2010 through December 31, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT

December 31, 2010 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on June 25, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), considered and initially approved the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) materials describing the investment objective and investment strategies of the Fund; (ii) information concerning the Fund's proposed advisory fee and anticipated expense ratio; (iii) information concerning the services to be rendered to the Fund, as well as information regarding the Manager's anticipated revenues and costs of providing services to the Fund and compensation to be paid to affiliates of the Manager; and (iv) information about the Manager's operations and personnel. The Board also met with management, including the Fund's portfolio management team, and considered additional information regarding the Fund at a previous meeting held on May 25, 2010. Prior to voting, the Independent Trustees reviewed the proposed approval of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed approval of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

50  | USAA REAL RETURN FUND

================================================================================

concerning each fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services to be provided by the Manager under the proposed Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year in connection with the other funds in the Trust. The Board considered the fees proposed to be paid to the Manager and the services to be provided to the Fund by the Manager under the Advisory Agreement, as well as other services to be provided by the Manager and its affiliates under other agreements, and the personnel who would be responsible for providing these services. In addition to the investment advisory services to be provided to the Fund, the Manager and its affiliates will provide administrative services, stockholder services, oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The expected

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to provide a high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the other funds in the Trust.

The Board also reviewed the compliance and administrative services to be provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates will provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of other funds managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board reviewed the Fund's proposed advisory fees and anticipated total expense ratio. The Board took into account the various services to be provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee. The Board also took into account that the Fund would be priced similarly to other institutional products offered by the Manager. The Board considered that while the Fund is a new product offering from the Manager, the Manager has performed a similar investment process with other accounts and funds in the USAA complex. The Board also took into account the performance of the Manager and the Fund's portfolio managers with respect to other accounts, including other funds in the Trust.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The Board also considered profitability information related to the anticipated management revenues from the Fund. In reviewing the overall anticipated profitability of the management fee to the Manager, the Board also considered the fact that affiliates will provide shareholder

================================================================================

52  | USAA REAL RETURN FUND

================================================================================

servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board took into account management's discussions of the Fund's proposed advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the proposed investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's proposed Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund's proposed advisory expenses are reasonable in relation to the services to be provided by the Manager; and
(iv) the Manager and its affiliates' anticipated level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that the approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of December 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

54  | USAA REAL RETURN FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA REAL RETURN FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

(1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

(2) Member of Executive Committee

(3) Member of Audit Committee

(4) Member of Pricing and Investment Committee

(5) Member of Corporate Governance Committee

(6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

(7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

(+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

58  | USAA REAL RETURN FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

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ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 12 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2010 and 2009 were $330,450 and $262,287, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2010 and 2009 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for December 31, 2010 and 2009 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2010

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    02/25/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    02/25/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    02/25/2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.